PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO.  )

Filed  by  the  registrant                    [X]

Filed  by  a  party  other  than  the  registrant  [_]

Check  the  appropriate  box:

[X]  Preliminary  proxy  statement

[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive  proxy  statement

[_]  Definitive  additional  materials

[_]  Soliciting  material  pursuant  to  Rule  14a-12

     legalopinion.com
------------------------------------------------------------------------------
               (Name  of  Registrant  as  Specified  in  Its  Charter)

               William  Stocker
------------------------------------------------------------------------------
     (Name  of  Person  Filing  Proxy  Statement,  if other than the Registrant)


Payment  of  filing  fee  (check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     -------------------------------------------------------------------------

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     -------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     -------------------------------------------------------------------------

      (4)  Proposed  maximum  aggregate  value  of  transaction:

     -------------------------------------------------------------------------

      (5)  Total  fee  paid:

     -------------------------------------------------------------------------

[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

     -------------------------------------------------------------------------


     (2)  Form,  schedule  or  registration  statement  no.:

     -------------------------------------------------------------------------


     (3)  Filing  party:

     -------------------------------------------------------------------------


     (4)  Date  filed:

     -------------------------------------------------------------------------
                                legalopinion.com
                       formerly Eurotronics Holdings, Inc.
        Two Union Square, 42nd Floor, 601 Union Street, Seattle, WA 98101


                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 23, 2000



To  the  shareholders  of  legalopinion.com:


       NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Meeting") of legalopinion.com will be held at 34700 Pacific Coast Highway, Suite 303, Capistrano Beach, California 92624, on June 23, 2000 at 10:00am, local time, and for the following purposes:


                             Purposes of the Meeting

       The Meeting is called by the Management to consider and vote upon the following Proposals and to transact such other business as may come before the Meeting or any postponement or adjournment thereof.

PROPOSAL No. 1 Ratify or excuse present management for corporate inaction, before the change of control as of August 9, 1999, and for missing records in the minute book for the period September 30, 1997 to December 31, 1997.

PROPOSAL No. 2 Ratify our previous acquisition of legalopinion.com, formerly a private Alberta corporation.

PROPOSAL No. 3 Approve that certain Agreement for purchase of $42,000,000 of media advertising in exchange for the issuance of shares of common stock.

PROPOSAL No. 4 Approve a shelf registration for the issuance of up to 28,000,000 shares of common stock in connection with the obligations for media advertising in Proposal No. 3 and to raise additional capital for the Company.

PROPOSAL  No.  5  Approve  that  certain  stock  option  plan.

PROPOSAL No. 6 Ratify Management's decision to engage new Auditors, and approve the appointment of KPMG as our new corporate auditors, beginning in year 2000.

 PROPOSAL  No.  7  Approve  an  increase  of  authorized  shares to 200,000,000.

 PROPOSAL No. 8 Elect Directors to serve until the next meeting of shareholders.


       Only holders of record of the Company's common stock at the close of business on the "Record Date" shall be entitled to notice of and to vote at the Meeting. The vote of each shareholder will be important at this Meeting.

       Your attention is directed to the accompanying Proxy Statement. You are urged to attend in person or by proxy. If you do not plan to attend personally, and wish to have your vote counted, you are urged to execute and return the attached Proxy at your earliest convenience. Please Return Proxies to William
Stocker, 34700 Pacific Coast Highway, Suite 303, Capistrano Beach, California 92624. The prompt return of the proxy will be of assistance in preparing for the Meeting and your cooperation in this respect will be greatly appreciated.


Dated:  May  15th,  2000


By  Order  of  the  Board  of  Directors:


_____________/S/_____________
John  Marencik
President  and  CEO
                                legalopinion.com
                       formerly Eurotronics Holdings, Inc.
        Two Union Square, 42nd Floor, 601 Union Street, Seattle, WA 98101


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 23, 2000


       This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of legalopinion.com, a Nevada Corporation, (the "Company"), to be voted at a Meeting of Shareholders (the "Meeting") to be held at 34700 Pacific Coast Highway, Suite 303, Capistrano Beach, California 92624, on June 23, 2000 at 10:00am, local time, and for the purposes stated in the notice of shareholders meeting furnished herewith.

        The Proposals as described herein are submitted to the Company's shareholders after due consideration and upon recommendation by the Company's Board of Directors. Solicitations will be made by mail and expenses incurred in connection with the solicitation will be borne by the Company. This statement was sent on May 26, 2000 to all the shareholders of record as of the close of business on May 15, 2000 (the "Record Date") stated in the notice of shareholders meeting furnished herewith.


                                    THE PROXY

       The enclosed Proxy, even though executed and returned, may be revoked at any time before being voted, by written notice, mailed or delivered to the Company, or by a request for return of the Proxy at the Meeting. By returning your signed proxy on the enclosed form, you authorize the proxy holder to vote your shares as you indicate on the items of business to be presented at the meeting and to vote your shares in accordance with the proxy holder's best judgment in response to proposals initiated by others at the meeting. Proxies, which are executed but do not specify a vote for, against, or in abstention, will be voted for the proposals contained herein. The proxy must be received by the Company prior to the Meeting to be effective.

        All costs incurred for the solicitation of proxies shall be borne by the Company. The Company anticipates paying no other compensation for the solicitation of proxies, but the Company may reimburse brokers or other persons holding stock in their names, or in the names of nominees, for the expenses incurred in transmitting proxy materials to the principals.

                                VOTING SECURITIES

        The Company presently has only one class of voting stock outstanding, namely its common stock. This Company's Common Voting Stock of par value $0.001 per share, of which 50,000,000 Total Authorized shares are authorized and 32,151,942 shares are issued and outstanding as of the closing date on the Record Date. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice and to vote at the Meeting. The presence at the Meeting in person or by Proxy of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business.

                               DISSENTERS' RIGHTS

       There are no proposals made by management for the present acquisition of any businesses or assets which would give rise to dissenter's rights to appraisal or repurchase of shares. However in Proposal 2, we seek approval and ratification for our former acquisition of our current businesses and assets.
Accordingly, the following information: The actions described in this proxy statement involve our previous acquisition of our present subsidiary and businesses by a reorganization of the Company as a wholly owned subsidiary. The Company is currently organized as a Nevada Corporation, and Nevada law provides a mechanism for shareholders that disagree with the reorganization to sell their securities back to the Corporation at a price established in accordance with the statute. This mechanism is known as dissenters' rights. The full text of the dissenters' rights statutes may be found in Nevada Code '30-1-1301, et seq. A full copy of the dissenters' rights statute will be provided to interested shareholders upon request. In summary form the dissenters rights provisions allow shareholders that disagree with certain actions to obtain the fair value of their shares. In order to comply with the statute, the Company is required to give notice of the availability of dissenters rights, and the shareholder is then obligated to notify the Company of the shareholder's intent to exercise dissenters' rights and demand payment. The Company is then obligated to pay the fair value of the shares to the demanding shareholder. Procedures are established for determining fair value in the event of a disagreement. The statute also covers other details concerning the process for dissenting.

        There are exceptions for the availability of dissenters' rights in the event that a Company is publicly held and its shares are publicly traded or quoted. The Company intends to offer dissenters' rights to dissenting shareholders, and intends to pay such dissenting shareholders the fair value for their shares. The fair value provided by law is not the same as the current market value. A dissenter from our acquisition is not entitled to the benefit of the acquisition in determining the fair value of their shares. We do not recommend that shareholders dissent, for the reason that the acquisition has enhanced the value of shares of our common stock.

        In order to assert dissenters' rights, a dissenting shareholder must provide the Company with a written notice of intent to demand payment for the shares if the proposed ratification action is approved. The notice must be delivered to the Company before the shareholders meeting on the reorganization. In addition, such dissenting shareholder must not vote in favor of the action dissented from.

                            PROPOSALS BY SHAREHOLDERS

       A shareholder proposal is your recommendation or requirement that the Company or its Board of Directors take action which action you intend to propose at the Meeting. Your proposal should state as clearly as possible the course of action that you believe the company should follow. If your proposal is placed on the company's proxy ballot, the company must also provide in the form of the proxy ballot, boxes for shareholders to vote in favor, against, or to abstain. The Next Annual Meeting of shareholders is tentatively scheduled for the third Friday in June of year 2001. If you desire to place such a proposal before shareholders at the next annual meeting of shareholders, you must do so in compliance with regulations and procedures established by the Securities and Exchange Commission. The deadline for submitting shareholder proposals within this process is March 15, 2001.

Item 1. Our Company. Please see our Annual Report on Form 10-K-SB (furnished with this Information Statement) for further information. Our company is an SEC reporting Company.

Item 2. Business to be Acquired. There are no businesses or assets sought to be acquired by us at the Meeting. However in Proposal 2, we seek approval and ratification for our former acquisition of our current businesses and assets.

Item 3. Change of Control of the Company. No proposal or action proposed for the Meeting involves any change of control of our company.

Item  4.  Discussion  of  Specific  Proposals.

                                 PROPOSAL No. 1

Ratify or excuse present management for corporate inaction, before the change of control as of August 9, 1999, and for missing records in the minute book for the period September 30, 1997 to December 31, 1997.


        Our company was inactive and dormant from late 1997 until its present management acquired control about August 9, 1999. We have reconstructed the history of our corporation and reported it in our Annual Report which we provide you with this statement. Notwithstanding our best efforts, we have not been able to locate or supply our minute book with entries from September 30, 1997 through December 31 of that year. This proposal discloses that our present management has been in control of our company only since August 9, 1999, and we ask that shareholders ratify our actions since that date, to reorganize our company for the benefit of shareholders, and that shareholders acknowledge the period of inaction, and ratify that present management has acted reasonably in reconstructing our history and resuming our public reporting.


                                 PROPOSAL No. 2

Ratify our previous acquisition of legalopinion.com, formerly a private Alberta corporation.


       As reported in our Annual Report (Form 10-K for 1999), we became legalopinion.com. We remind you of the pertinent information reported there. On April 7, 1999 the Private Alberta Corporation, legalopinion.com issued 100 shares of common stock for cash of $45,000.00. These shares have been acquired by us in the Reorganization. On or about May 15, 1999 Baycove Investments Limited (Baycove)(a private company incorporated in Ireland), and Bondock Capital Ltd. (Bondock)(a private Alberta company) offered to sell, and this Issuer offered to buy 100% of a third private Alberta company, legalopinion.com. (Alberta). Baycove and Bondock were each 50% owners of legalopinion (Alberta). The price was 9,000,000 shares of common stock of this issuer, plus $100,000.00 United States Dollars. This offer was accepted by the shareholders of the Issuer on August 9, 1999. On July 28, 1999, legalopinion.com was duly incorporated in the State of Nevada. On August 9, 1999, the shareholders of Eurotronics Holding Corporation approved the following corporate reorganization: legalopinion.com (Nevada) and Eurotronics Holding (Utah) merged. We are legalopinion.com (Nevada), the surviving corporation. We acquired 100% of the outstanding common shares of legalopinion.com, Inc. (Alberta) for cash consideration of $100,000 and the issuance of 9,000,000 new shares of our common stock. This proposal asks that our shareholders approve and ratify this acquisition and these acts to accomplish it.


                                 PROPOSAL No. 3

Approve that certain Agreement for purchase of $42,000,000 of media advertising for stock.


        Management concluded an agreement with Venture Capital Media, Ltd., an unrelated international business company organized under the laws of St. Lucia, West Indies on May 1, 2000. This agreement replaces the original agreement dated November 22, 1999. Venture is in the advertising business and has access to media advertising, including television, radio, billboard, print, internet, sponsorship promotions and other media. The renegotiated agreement is for $42,000,000.00 worth of media advertising for our company, on or before June 30, 2001. Each side has the right to terminate, however, within 30 days notice. Payment shall be made in stock, valued quarterly. For the first quarter of 2000, the stock value is set at $2.00 per share. The valuation for later quarters shall be the average closing price for the month before to the start of the quarter, less 25% percent. We are to allocate and register 20,000,000 shares of stock for this purpose for delivery as earned. To date, $10,000,000 of advertising credit has been provided under the original contract in exchange for 5,000,000 shares of the Company's outstanding stock. Please see "Exhibit to Proposal 3" attached hereto.

                                 PROPOSAL No. 4

Approve a shelf registration for the issuance of up to 28,000,000 shares of common stock in connection with the obligations for media advertising in Proposal No. 3 and to raise additional capital for the Company.

   In  order  to  fulfill  the obligations in the agreement with Venture Capital
Media, Ltd. As outlined in Proposal No. 3 and the needs of the Company for additional capital over the next two years, management recommends the filing of what is commonly referred to as a "shelf registration statement" pursuant to Rule 415 of the Securities Act. Upon effectiveness of the registration statement, the Company would be permitted to issue shares from time to time over a two year period.


                                 PROPOSAL No. 5

Approve  that  certain  stock  option  plan.


     The Company Compensatory Stock Option Plan authorizes the granting of options for up to 3,000,000 shares of the Company's common stock over five years. As an incentive to obtain and retain employees as defined in the plan.
Option shares can be granted with an exercise price of 80% of the market value based upon a four week average trading price.

     See the attached legalopinion.com 2000 Compensatory Stock Option Plan.


                                 PROPOSAL No. 6

Ratify Management's decision to engage new Auditors, and approve the appointment of KPMG as our new corporate auditors, beginning in year 2000.


      There has been no disagreement with our existing auditors. We have come some distance during 1999, in reorganizing our company for shareholders. We have determined that our auditing requirements have grown in complexity and require, in the best interests of all concerned, that we seek the services of an internationally recognized large firm of auditing and corporate specialists of the highest quality and reputation. We are a company with substantial Canadian assets, a Canadian subsidiary, and we are a public corporation organized and operating in the United States. KPMG is recognized in both the United States and Canada and provides us with the ability to address all accounting and auditing issues as may arise from the requirements of either jurisdiction.


                                 PROPOSAL No. 7

Approve  an  increase  of  authorized shares in legalopinion.com to 200,000,000.


     The Articles of Incorporation of our Corporation presently authorize us to issue a total of 50,000,000 shares of par value $0.001 per share. This proposal would authorize the Board of Directors to increase this total authorized to 200,000,000 shares. This authorization to increase the total allowed does not issue any additional shares. It would allow the Corporation to issue additional shares, as appropriate, in the future, to raise working capital, if needed, and/or to compensate service providers in stock rather than cash, as may be appropriate in the future. Management recommends this proposal as necessary to carry forward our corporate growth and furtherance of our current business.

                                 PROPOSAL No. 8

Elect Directors to serve until the next meeting of shareholders. Brian Lovig is the only officer standing for re-election.


       Management is proposing the reelection of one of its previous directors and the election as well of three new directors to constitute our board of directors and to serve until the next meeting of shareholders. The business experience and biographies of all the proposed Directors are as follows:

       The Directors and Officers elected on August 9, 1999, were Don Crompton (elected President), Brian Lovig (elected Treasurer) and Rae Meier (elected Secretary).

       The three new directors up for election are John Marencik, Joey Guerra and Tom Dean.

      John Marencik, age 48, serves as President, Chief Executive Officer and Director for the Registrant. Mr. Marencik has over twenty years of experience in the sales, marketing, relations, and management. He has been the CEO and President of EnviroQuest Technologies for the past ten years. Mr. Marencik has a Bachelors Degree in Medicine from University of Missouri at Kansas City and a Masters in Business administration from Rockhurst University.

     J.L. (Joey) Guerra, Jr., age 44, serves as a Director for the Registrant. Mr. Guerra has seventeen years experience in the areas of brokerage, acquisition and development of real estate. He has acquired and sold industrial buildings, warehouses, office buildings and raw land for investor and investment entities. Mr. Guerra is a licensed Texas Real Estate Broker.

       Thomas M. Dean, age 55, serves as a Director for the Registrant. Mr. Dean has over thirty-three years experience in financial and investment consulting, investment banking, retail brokerage, and investor relations. For the past eight years he has been the President and founder of a New York based financial consulting, merchant bank firm.

The next following table sets forth summary information concerning the compensation during the periods indicated of the of the Company's Officers and Directors. The table identifies grants of options to purchase the Company's Common Stock.

Regulation S-K requires disclosure of compensation for the Company's most highly compensated executive officers who have annual salaries and bonuses in excess of $100,000. No executive officer has received this amount of compensation over the past three years, however, the following information is furnished with respect to the CEO of the Company as required by the Regulation S-K.

           EXECUTIVES OFFICERS AND DIRECTORS COMPENSATION AND OPTIONS

                                                           Long Term Compensation
                      Annual                               Awards                                 Payouts
                      Compensation

A               B     C               D          E         F                         G            H          I
                                                 Other
Name                                             Annual    Restricted                Securities              All Other
And                                              Compen    Stock                     Underlying   LTIP       Compen
Principal                                        Sation    Award(s)                  Option/      Payouts    sation
Position        Year  Salary($)       Bonus($)        ($)                       ($)  SARs(#)            ($)          ($)
------------------------------------------------------------------------------------------------------------------------
John Marencik   2000  $       63,000  $       0  $      0  $                      0               (a)(b)(c)  $         0
CEO (1)         1999  $            0  $       0  $      0  $                      0               $       0  $         0
                1998  $            0  $       0  $      0  $                      0               $       0  $         0

NOTES  TO  TABLE:

John  Marencik  has  the  following  options  and/or  grants  of  common  stock:
(a) 100,000 shares as additional compensation for serving on the Board of Directors.
(b)     Option  to purchase in year 2000 up to 47,500 shares at $0.01 per share.
(c) Option to purchase up to 100,00 shares at $1.98 per shares vesting quarterly after December 1, 2000

(d) John Marencik's annual salary is $84,000.00. The commencement of his compensation was April of 2000, therefore, his annual salary for 2000 is adjusted to $63,000.00.



Item 5. SEC Reporting. Please see our Annual Report on Form 10-K-SB for further information (furnished with this statement). Our company is an SEC reporting company pursuant to Section 12(g) of the Securities Act.

Item 6. Vote Required by State Law. Over fifty percent of the outstanding shares of the Company's Common Stock must be present in person or by proxy for a quorum to conduct business, and each matter must be approved by a majority of those shares present in order to be validly authorized.

Item 7. Stock. Please see our 1999 Annual Report on Form 10-K-SB for further information (See Exhibit A).

Item 8. Financial Statements. Please see our Annual Report on Form 10-K-SB for our latest audited financial statements. We have also enclosed un-audited financial statements for the quarter ending March 31, 2000 (See Exhibit B).

Item 9. Other Matters. As of the date of this proxy statement, the Board of Directors of the Company knows of no matters to be presented to the Meeting other than those matters set forth in the notice of the meeting. Nevertheless, if any other matters are presented at the meeting, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters exercising their judgement.

   (additional Information concerning Our Corporation is available on request)



Dated:  May  15,  2000

By  Order  of  the  Board  of  Directors


_____________/S/_____________
John  Marencik
President  and  CEO

                                    EXHIBIT A

                                legalopinion.com

                                     10K-SB
                 For the Annual Period Ending December 31, 1999

                                    EXHIBIT B

                                legalopinion.com

                         UNAUDITED FINANCIAL STATEMENTS
                 For the Quarterly Period Ending March 31, 2000

Consolidated  Financial  Statements  of

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
For  the  three  months  ended  March  31,  2000

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
Consolidated  Balance  Sheet
$  United  States

March  31,  2000  and  December  31,  1999

--------------------------------------------------------------------------------
                                                              2000          1999
                                                 (Unaudited-Prepared
                                                     by  Management)

Assets

Current  assets
Cash                                             $       56,851     $     23,080
Prepaid  expenses  (note  3)                          7,025,669       10,000,920
--------------------------------------------------------------------------------
                                                      7,082,520       10,024,000
Fixed  assets  (note  4)                                 25,433           25,558
--------------------------------------------------------------------------------
                                                $     7,107,953     $ 10,049,558

Liabilities  and  Stockholders'  Equity
Current  liabilities
Accounts  payable  and  accrued  liabilities       $     73,941     $    141,979
Long  -term  debt
Stockholders'  loans  (note  5)                         854,780          527,899
--------------------------------------------------------------------------------
                                                        928,721          669,878
Stockholders'  equity
Capital  stock
Authorized:
200,000,000  common  shares  with  a  par  value
of  $0.0001  per  share
Issued:
31,083,942  common  shares                                31,084          31,084
Additional  paid-in  capital                          10,000,516      10,000,516
Deficit accumulated during the development stage      (3,852,368)      (651,920)
--------------------------------------------------------------------------------
                                                       6,179,232       9,379,680
================================================================================
                                                 $     7,107,953     $10,049,558

See  accompanying  notes  to  consolidated  financial  statements

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
Consolidated  Statement  of  Loss
$  United  States

For  the  three  month  period  ended  March  31,  2000
(Unaudited  -  Prepared  by  Management)

                                              From  inception
                                           (April  17,  1999)  to
                                              March  31,  2000              2000
--------------------------------------------------------------------------------
Revenue
Directory  fees                                 $     4,314          $     3,875
--------------------------------------------------------------------------------
                                                      4,314                3,875

Expenses
Accounting  and  legal                              116,099               36,676
Advertising  and  promotion                       3,075,279            3,006,796
Attorney  directory  enrollment                      93,275               34,825
Cost  of  recapitalization  (note  2)               100,000                    0
Credit  card  commissions                             3,908                1,006
Depreciation                                          6,175                1,879
Foreign  exchange  gain                               (151)                (401)
General  and  administrative                         25,580               13,353
Investor  relations                                  56,517               28,043
Management fees paid to related party (note6)        99,287               38,648
Travel  and  legal  conventions                      35,825                8,309
Wages  and  employee  benefits                        6,055                6,055
Web-site  and  technology  maintenance              238,833               29,134
--------------------------------------------------------------------------------
                                                  3,856,682            3,204,323
================================================================================
Net  loss                                 $     (3,852,368)     $    (3,200,448)

Weighted  average  number  of  shares                                 31,083,942
Loss  per  share                                                    $     (0.10)

           See accompanying notes to consolidated financial statements

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
Consolidated  Statement  of  Cash  Flows
$  United  States

For  the  three  month  period  ended  March  31,  2000
(Unaudited  -  Prepared  by  Management)

                                                From  inception
                                             (April  7,  1999)  to
                                                March  31,  2000            2000
--------------------------------------------------------------------------------
Operating  activities
Net  loss                                   $     (3,852,368)     $  (3,200,448)
Items  non-involving  cash
Advertising  paid with share consideration         2,975,172           2,975,172
Depreciation                                           6,175               1,879
Changes  in  non-cash  working  capital
Prepaid  expenses                                      (841)                  79
Accounts  payable  and  accrued  liabilities          60,791            (68,038)
--------------------------------------------------------------------------------
                                                   (811,071)           (291,356)

Financing
Stockholders'  loans                                854,780              326,881
Investing
Issuance  of  shares                                 45,000                    0
Purchase  of  fixed  assets                        (31,608)              (1,754)
--------------------------------------------------------------------------------
                                                     13,392              (1,754)

Change  in  foreign  currency  denominated
  cash  balance                                       (250)                    0
Increase  in  cash                                   56,851               33,771
Cash,  beginning  of  period                              0               23,080
Cash,  end  of  period                         $     56,851         $     56,851
Supplementary  information:
  Interest  paid                                         0                     0
  Income  taxes  paid                                    0                     0

Non-cash  investing  and  financing  activities:
Issuance  of  capital  stock  for  services  to
be  received                                    10,000,000                     0
Issuance  of  common  stock  for  common  stock
of  a  private  corporation                            900                     0

           See accompanying notes to consolidated financial statements

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
Consolidated  Statement  of  Stockholders'  Equity
$  United  States

Period from date of Inception (April 7, 1999) to March 31, 2000 (Unaudited - Prepared by Management)


                                                                       Accumulated
                                                          Additional   During the     Total
                                   Number                 Paid in      Development    Stockholders'
                                   of shares   Amount     Capital      Stage          Equity
Issued for cash on April 7, 1999          100  $ 45,000   $         0  $          0   $       45,000

Adjustment to record capital
transaction (note2)                26,083,842   (14,416)        1,016             0          (13,400)

Net loss for the period ended
December 31, 1999                           0         0             0      (651,920)        (651,920)

Issuance of shares for services
(note3)                             5,000,000       500     9,999,500             0       10,000,000

Balance, December 31, 1999         31,083,942    31,084    10,000,516      (651,920)       9,379,680

Net Loss for the period ended
March 31, 2000                              0         0             0    (3,200,448)      (3,200,448)

Balance, March 31, 2000
(Unaudited)                        31,083,942  $ 31,084   $10,000,516   ($3,852,368)  $    6,179,232

           See accompanying notes to consolidated financial statements

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
Notes  to  Consolidated  Financial  Statements
$  United  States

For  the  three  month  period  ended  March  31,  2000
(Unaudited  -  Prepared  by  Management)


legalopinion.com was incorporated under the laws of the State of Utah for the primary purpose of investigating and evaluating prospective mineral properties for possible acquisition. Effective August 9, 1999, the Company acquired 100% of the outstanding shares of legalopinion.com, Inc., a private corporation incorporated on April 7, 1999 under the laws of Alberta. Prior to the acquisition, LegalOpinion.com was a non-operating public shell corporation with nominal net assets. For accounting purposes this transaction has been accounted for as a recapitalization of legalopinion.com, Inc. (see note 2). As part of a capital transaction with legalopinion.com, Inc., the Company continued its registration jurisdiction from Utah to Nevada and changed its principal activity to the development of an online directory service that provides consumers and attorneys the ability to interact.
1.     SIGNIFICANT  ACCOUNTING  POLICIES:
a)     Going  concern
These financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of business. As shown in the consolidated financial statements, the Company has generated insignificant revenues and has accumulated a deficit since inception of $3,852,368. This factor, among others raises substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent on its ability to generate future profitable operations and receive continued financial support from its stockholders and other investors.
Management's plans with respect to generating future profitable operations include the launch of an external advertising campaign (see note 3), the anticipated results of which are sales sufficient to cover operating expenses. Management is also anticipating certain stockholders to provide additional funds in the form of stockholders loans.
b)     Translation  of  financial  statements
The Company's wholly owned subsidiary, legalopinion.com, Inc. operates in the United States and Canada and accordingly, a portion of its operations are conducted in Canadian currency.
The  method  of  translation  applied  is  as  follows:
i) Monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn. $1.46 (December 31, 1999 - $1.44).
ii) Non-monetary assets and liabilities are translated at the rate of exchange in effect at the time of acquisition of the assets or assumption of the liabilities.
iii) Revenues and expenses are translated at the exchange rate in effect at the transaction date.
iv)     Foreign exchange gains and losses on translation are included in income.

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
Notes  to  Consolidated  Financial  Statements
$  United  States

For  the  three  month  period  ended  March  31,  2000
(Unaudited  -  Prepared  by  Management)


1.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED):
c)     Basis  of  presentation  and  consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All material inter-company transactions and balances have been eliminated.
To March 31, 2000, the Company is primarily focused on the process of developing its business and no significant revenues have been generated to date. Accordingly, the Company is considered to be a development state enterprise for financial reporting purposes.
d)     Fixed  assets
Fixed assets are recorded at cost. Depreciation is provided using the following methods and annual rates which are intended to amortize the cost of the assets over their estimated useful life:

Asset     Method     Rate

Computer  equipment     Declining  balance     30%
Furniture  and  fixtures     Declining  balance     20%

e)     Income  taxes
The Company accounts for income taxes by the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
f)     Management  estimates
The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
g)     Financial  instruments
The fair values of the Company's cash and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of the instruments. It is not possible to arrive at a fair value for stockholders' loans as a maturity date is not determinable, there is not a ready market for such instruments and given the nature of the relationship between the stockholder and the Company. The maximum credit risk exposure for all financial assets is the carrying amount of those assets.

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
Notes  to  Consolidated  Financial  Statements
$  United  States

For  the  three  month  period  ended  March  31,  2000
(Unaudited  -  Prepared  by  Management)


1.     SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED):
h)     Loss  per  share
Loss per share has been calculated using the weighted average number of common shares outstanding during the period.
i)     Accounting  standards  change
In June 1998, the Financial Accounting Standards Board issued SFAS no. 133, "Accounting for Derivative Instruments and Hedging Activities." Adoption of this statement is not expected to have a significant impact on the Company's results of operations or financial position.

2.     CAPITAL  TRANSACTION:
Effective August 9, 1999, the Company acquired 100% of the outstanding common shares of LegalOpinion.Com, Inc., a private corporation incorporated on April 7, 1999 under the laws of Alberta, Canada for cash consideration of $100,000 and the issuance of 9,000,000 common shares from treasury. The transaction has been accounted for as if it were a capital transaction, effectively as if LegalOpinion.com, Inc. had issued shares for the net assets of the Company. Accordingly, this transaction has been measured at the carrying amount of the assets and liabilities of the Company with the excess of the carrying amount reflected as a charge to operations. In addition, the from inception figures presented on the consolidated statement of loss, stockholders' equity and cash flows reflect the results from operations and cash flows of LegalOpinion.com, Inc. for the period from incorporation on April 7, 1999 to March 31, 2000, combined with those of the legal parent from the date of acquisition on August 9, 1999.

3.     PREPAID  EXPENSES:
The Company entered into an agreement on November 22, 1999 whereby an advertising service provider agreed to provide $40,000,000 of advertising services in exchange for common shares of the Company. As at March 31, 2000, 5,000,000 common shares were issued to the advertising service provider. This transaction has been recorded at $10,000,000, the estimated fair value of the advertising services to be received. As at March 31, 2000, $2,975,172 of the committed advertising had ran leaving $7,024,828 ($10,000,000 as at December 31, 1999) still recorded as a prepaid expense.
This agreement for delivery of advertising services was renegotiated during the first quarter. Under the revised agreement, the Company will no longer issue blocks of shares in advance but will only issue shares for the value of specific advertising as it is approved and booked. The advertising service provider has agreed to provide up to $32,000,000 of additional advertising prior to June 1, 2001 subject to a thirty (30) day cancellation provision. The price per share is calculated based on a 25% discount to the average closing price during the last month of each calendar quarter during 2000.

LEGALOPINION.COM
(A  Development  Stage  Enterprise)
Notes  to  Consolidated  Financial  Statements
$  United  States

For  the  three  month  period  ended  March  31,  2000
(Unaudited  -  Prepared  by  Management)


4.     FIXED  ASSETS:
                                                             2000         1999
                                        Accumulated       Net  book     Net book
                             Cost       amortization          value       value
--------------------------------------------------------------------------------
Computer  equipment     $     26,204     $     5,602     $     20,602    $22,273
Furniture and fixtures         5,404             573            4,831      3,285
                        $     31,608     $     6,175     $     25,433    $25,558

5.     STOCKHOLDERS'  LOANS:
Stockholders' loans are unsecured, do not bear interest and have no specified terms of repayment. As the stockholders have indicated in writing that they will not request repayment in the next fiscal year, the entire amount has been shown as a long term liability.

6.     INCOME  TAXES:
At December 31, 1999, the Company had a net operating loss carry forward for United States income tax purposes of approximately $4,500,000 and a non-capital loss carry forward for Canadian income tax purposes of approximately $3,800,000. The net operating loss and non-capital loss carry forward expire in increments beginning in 2000 and 2006 respectively. No amount has been reflected on the balance sheet for future income taxes as any future income tax asset has been fully offset by a valuation allowance.

7.     SUBSEQUENT  EVENT:
In April 2000, the Company issued 468,000 common shares at $1.75 per share for total consideration of $819,000 paid as follows:

Cash                                        $     120,750
Repayment  of  stockholders'  loans               698,250
-----------------------------------               -------
                                       $          819,000

                              Exhibit to Proposal 3

                      VENTURE MEDIA CAPITAL, LTD. AGREEMENT

                                    AGREEMENT

     THIS AGREEMENT is made by and between legalopinion.com, a business corporation incorporated under the laws of the State of Nevada with its head office located at Two Union Square, 601 Union Street - 42nd Floor, Seattle, Washington 98101 ("Client"), and Venture Capital Media, Ltd., an international business company organized under the laws of St. Lucia with its principal offices located at 46 Micoud Street, Castries, Saint Lucia West Indies ("Agency").

WHEREAS Client is an online directory service offering the convenience and quality of in-home and in-business legal consultation at an affordable price; WHEREAS Agency is in the advertising business and has access to Media Advertising including, without limitation, television, radio, billboard, print, internet, sponsorships, promotions or other advertising; and WHEREAS Client and Agency recognize certain synergies between the two entities which enable Client to trade up to Forty-Two Million ($42,000,000) Dollars of its common stock to Agency in exchange for Media Advertising.

NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties agree as follows:

  1. NATURE OF AGREEMENT. Client engages Agency and Agency agrees to be engaged by Client to provide Media Advertising throughout the United States and Canada in exchange for certain shares of the registered common stock of Client.

  2.     DEFINITIONS.     For  the  purposes  of  this  agreement, the following
terms, as used in this Agreement, are understood to have the meanings stated herein:

A. MEDIA ADVERTISING - Media Advertising shall consist of television, radio, billboard, print, internet, sponsorships, promotions or other advertising.

B. RATE CARD - Rate Card refers to the maximum published rate for a given Media Advertising product (also referred to as the published rate card).

  3.     EFFECTIVE  DATE.     The  Effective  Date  of  this  Agreement shall be
November 22nd, 1999 regardless of the date this Agreement becomes fully executed by the parties hereto.

  4. PURPOSE OF AGREEMENT. As stated above, Client engages Agency and Agency agrees to be engaged by Client to provide media adverting throughout the United States and Canada in exchange for certain shares of the registered common stock of Client. This (Section) of the Agreement sets forth the terms governing the procurement of various Media Advertising by Agency for Client in exchange for the issuance of the registered common stock of Client.


A. AGREEMENT AMOUNT. The parties hereto agree that it is their present intention to transact up to forty-two million ($42,000,000) dollars of Media Advertising in exchange for shares of the registered common stock of Client.

B. TERM OF AGREEMENT. The parties hereto anticipate transacting the up to forty-two million ($42,000,000) dollars of Media Advertising and stock on or before June 30, 2001. However, both Client and Agency, and each of them, shall have the right to terminate this Agreement upon thirty (30) days written notice given in accordance with the notice provision included below.

C. VALUATION OF CLIENT'S STOCK. Client's common stock shall be valued quarterly. For the first quarter commencing January 1st, 2000, Client's common stock shall be valued at two ($2.00) dollars per share. The valuation for subsequent quarters shall be the average closing price for the month previous to the start of the subsequent quarter less twenty-five (25%) percent. As an example, the valuation for the second quarter shall be the average closing price during the month of March, 2000 less twenty-five (25%) percent.

D. ADVERTISING ALLOTMENT. Client shall allot and allocate up to forty-two million ($42,000,000) dollars of stock and shall file forthwith a Shelf Registration Statement for 20,000,000 Shares. Stock shall be delivered to Agency as Selection of Advertising is completed based on the price per share in the evaluation method stated above.

E. SELECTION OF ADVERTISING. Agency shall recommend Media Advertising to Client by submitting a description of the Media Advertising, which includes: i) demographic information on the recommended advertising; ii) a Rate Card, as
defined  in   2(B),  hereinabove;  iii)  the  cost  of  the  proposed  Media
Advertising; iv) a statement as to whether any commissions or ancillary charges are assessable; v) the number of shares being received by the media outlet; vi) the media outlet's understanding as to the nature and length of any private restriction on the sale of such shares; and vii) the basis of Agency's recommendation. In the event that a given media outlet does not publish a Rate Card, Agency shall submit a pricing letter from such outlet in its recommendation. Media Advertising shall be deemed approved if not rejected by Client within five (5) business days from Client's receipt of Agency's recommendation. Agency, upon receipt of approval or failure to reject, shall attempt to commit the recommended Media Advertising and, upon commitment, obtain confirmation from the media outlet for the media buy submitted to Client. Agency shall submit said confirmation to the Client after which Client shall deliver
the  shares  in  accordance  with   4(G)  hereof.

      1. SPONSORSHIPS & PROMOTIONS. Client and Agency acknowledge that an area of Media Advertising known as Sponsorships & Promotions requires special treatment. Nothing herein shall require Agency to furnish such opportunities to Client; however, should Agency provide Sponsorships or Promotions to Client, the parties hereto agree that such opportunities shall be contracted pursuant to the following procedure:


A.     The  Sponsorship  or Promotion will go through the  advertising selection
process  specified  earlier  in  this   4(e).

B. Once the Sponsorship or Promotion has been approved either in the affirmative or through the Client's failure to reject, the Agency shall confirm the transaction with the media outlet negotiating the price term.

C. The Agency will then cause a "deal memo" to be circulated amongst the parties (i.e. Agency, Client and Media Outlet), which memo shall memorialize the details of the Sponsorship or Promotion.

D. After the Client, Agency and media outlet execute the "deal memo," which is understood to be a detailed description of the sponsorship or promotion, Agency shall receive its full portion of the negotiated price. Agency shall release the media outlet and Client to fulfill the sponsorship or promotion on a direct basis. Should the Client and media outlet fail to execute their relationship on a direct basis, Client shall receive a credit with Agency for that part of the negotiated price already paid to Agency.

E. Client shall fund the Media Outlet's portion of the Sponsorship or Promotion.

F.     Press  releases  may  be  issued announcing the Sponsorship or Promotion.

F. PRICING OF ADVERTISING. Prices charged by the Agency for Media Advertising shall not exceed the maximum rate published on the current rate card. The parties hereto agree that certain media outlets may not publish a Rate Card. In the event that a given media outlet does not publish a Rate Card, Agency shall submit a pricing letter from such outlet in its recommendation. In the absence of a rate card or pricing letter, Media Advertising shall not cost Client more than one hundred (100%) percent over the price for which such Media Advertising, Sponsorship or Promotion could be purchased for cash given the same scheduling requirements. By its execution of this Agreement, Client stipulates that Agency is in the barter business and that Agency's cost of acquiring certain media has no bearing, whatsoever, on the price charged to Client provided that the price charged does not exceed the criteria set forth in this 4(F).

G. DELIVERY OF SHARES. Following approval of Media Advertising by Client, whether by actual approval or by failure to reject, and media outlet's confirmation of placement, Client will cause registered shares of its common stock to be issued in a dollar amount equal to the value of the approved media buy, calculated based on the stock valuation applicable during that quarter. Client shall provide Agency with certified copies of: 1) a Directors Resolution, 2) a Treasury Order, 3) applicable Private Restriction Covenants, and 4) instructions to Client's Transfer Agent. Agency shall designate the manner in which share certificates are to be registered and to whom said certificates are to be delivered.

H.     STOCK  LEGENDS  &  FREE  TRADING  SHARES.

     1. Client's counsel, the Law Offices of Karl E. Rodriguez Ltd., has been directed to prepare and file with the Securities and Exchange Commission
(SEC) a shelf registration statement to register forthwith the issuance of sufficient shares to satisfy all of the obligations of the Client under this Agreement.

2. Upon completion of the shelf registration, Client shall immediately deliver to the Agency's counsel, William Richmond, such quantity of registered shares as is necessary to compensate Agency fully for all approved Media Advertising. An amount of these registered shares, equal to 100,000 shares per month from the 1st of December, 1999 plus 33,333 shall be made available as free trading immediately following registration.

3. Upon receipt of the registered shares, Agency's counsel shall release to Client's counsel such shares of restricted stock as issued by Client to Agency, described more fully on Addendum "A," as amended from time-to-time by agreement of counsel, so that Client's counsel may return same to Client's Treasury for cancellation.

     4. The Registered Shares shall be subject to a private restriction covenant permitting the sale monthly of not more than the number of shares indicated on the schedule immediately below:


     Period                   #  Shares/Month               Total
     ------                   ---------------               -----
    As  of  12/1/99                   N/A                  33,000
   12/1/99-05/31/00                 100,000               600,000
   06/1/00-09/30/00                 120,000               480,000

   10/1/00-01/31/01                 130,000               520,000
   02/1/00-07/31/01                 140,000               840,000
   08/1/01-01/31/02                 150,000               900,000
   02/1/02-12/31/02                 160,000             1,760,000
   ----------------                 -------             ---------
                                                        5,133,000

     This private restriction covenant shall apply to any shares registered to the Agency, The Allan R. Hackel Organization and Norman Alvis or any officer, director, employee or associate of these parties or any corporate entity controlled directly or indirectly by the above parties. The Agency shall obtain from the other parties, referred to immediately above, their undertaking to work with the Client or the Client's investor relations representative when selling stock to distribute the sale of the free trading shares out over the trading days of each month and not sell into bids which depress the market unnecessarily.



The above stated schedule shall be subject to the following additions and modifications:

A. Additional free trading shares shall result from Agency's receipt of 1,726,727 shares of one-year privately restricted stock, which Agency has already committed to acquire media on behalf of Client. Said 1,726,727 shares of one-year privately restricted stock replace Rule 144 stock originally issued on or before December 17th, 1999 and shall be free trading on December 17th 2000.

B. Additional free trading shares may result under section 4(E), hereinabove, in the event that the Client approves advertising that requires the issuance of additional free trading shares.

C. The remaining stock not covered under the above schedule or in A-B above shall be subject to a Private Restriction and shall not become tradeable until January 1st, 2003. Effective January 1st, 2003 all such shares shall be free of restriction and available for immediate sale subject to the rules and regulations promulgated by the Securities & Exchange Commission (SEC).

D. In the event of early termination under SECTION 4(B), hereof, Agency's monthly allocation of free trading shares may not increase to the maximum outlined in the above schedule. If this Agreement is early terminated then Agency shall have the right to sell a pro rated number of free trading shares based on the percentage of the forty-two million ($42,000,000) dollars of Media Advertising approved and committed at the point of contract termination. For example, in the event this Agreement is terminated after Agency has acquired fifty (50%) percent of the forty-two million ($42,000,000) dollars of Media Advertising allotted under this Agreement then Agency's monthly allocation of saleable free trading shares shall not exceed one hundred thirty thousand (130,000) shares. In no event shall Agency's saleable free trading shares decrease from Agency's base allocation of 100,000 shares per month.

F. The parties hereto acknowledge and agree that Agency may instruct the Client to register shares of the Client's stock in the name of arms length third parties who provide Media Advertising. Agency may direct the Client to amend the private restriction covenants on shares issued to these third parties pursuant to SECTION 4(E), above. Agency and either the Client or the Client's investor relations representative shall coordinate their efforts so that the private restriction applicable to media outlets, as established under SECTION 4(E)(VI), provides for the orderly release of shares so as not to depress the market unnecessarily.

I. VERIFICATION OF ADVERTISING. Agency shall provide Client with verification that Media Advertising has run within sixty (60) days of the end of the month in which such Media Advertising ran. In the event that Client does not receive verification from Agency within said sixty (60) day period, Client shall inform Agency in writing that verification has not been received. Agency shall have an additional sixty (60) days to provide such verification. In the event that Agency cannot obtain verification within sixty (60) days from its receipt of written notice, Client shall be entitled to replacement Media Advertising of equal value. In the event that any approved advertising does not run or is not verified it will be the obligation of Agency to replace the advertising with other approved advertising of equal value or return the stock Agency received in payment for the Media Advertising that was not verified. However, in the event of a FORCE MAJEURE under SECTION 13, hereof, Agency's obligations under this SECTION 4(I) shall be suspended until such condition is eliminated. Once said condition is eliminated, Agency shall provide either verification, or backup verification, not later than one hundred and twenty
(120)  days  following  the  elimination  of  such  FORCE  MAJEURE.

J. TERMINATION OF AGREEMENT. In the event that either party elects to terminate this Agreement under SECTION 4(B), above, the parties expressly agree that any Media Advertising previously approved shall be fully funded in accordance with the provisions of this SECTION 4. Similarly, Client's right to verification and Agency's responsibility to provide verification or replacement Media Advertising or return the stock shall survive any termination of this Agreement.

SECTION 5. CLIENT'S DEFAULT. Any default by Client in the payment of any amount when due under this agreement, or any extension hereof, or any failure by Client to fulfill any other provisions of this Agreement shall entitle Agency, at its sole option, to terminate this Agreement upon ten (10) days notice in accordance with SECTION 9, below, and notwithstanding any provision hereof to the contrary, Client shall remain liable to Agency for all loss or damage sustained by Agency by reason of any such failure or default.

SECTION 6. LACK OF REPRESENTATIONS BY AGENCY. Agency will use its best efforts to recommend Media Advertising, which Agency believes will be beneficial to Client. Client's execution of this Agreement indicates its acknowledgement that Agency has made no representations, express or implied, regarding the ultimate success or failure of the Media Advertising to be run pursuant to the Agreement. Further, Client acknowledges that Agency will not be liable with respect to the success or failure of any media run pursuant to this Agreement.

SECTION  7.     NONCOMPETITION  &  NONCIRCUMVENTION.    Both  parties  to  this
Agreement agree that during the term of this Agreement each will refrain, directly or indirectly from utilizing information gained from the other party in any way other than as contemplated hereunder. Further, neither party will circumvent the other party by attempting to take advantage of research and development performed by either party. Client specifically agrees not to circumvent Agency by entering into negotiations with a media outlet introduced to Client by Agency. The parties realize that this noncompete/noncircumvention provision is an essential and material part of this agreement. At the termination of this Agreement or any renewals or extensions hereof, each party shall return to the other any and all confidential information received pursuant hereto.

SECTION  8.      RECIPROCAL  INDEMNIFICATION.

A. CLIENT'S INDEMNIFICATION. Client shall protect, defend, indemnify and hold harmless Agency and its officers, directors, employees, successors and assigns from and against any losses, damages (including, without limitation, consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by Agency and its officers, directors, employees, successors and assigns which are related to any breach by Client of its representations and warranties, or of its covenants, in this Agreement.

Further, Client specifically agrees to protect, defend, indemnify and hold harmless Agency from and against any losses, damages and expenses incurred defending against a shareholder derivative action initiated by shareholders of Client provided such action by a shareholder or shareholders is not brought about as a result of breach of the Agency's representations, warranties and covenants under this Agreement.

B. AGENCY'S INDEMNIFICATION. Agency shall protect, defend, indemnify and hold harmless Client, and its officers, directors, employees, successors and assigns from and against any losses, damages (including, without limitation, consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by Client and its officers, directors, employees, successors and assigns which are based upon any breach by Agency of its representations and warranties, or of its covenants, in this Agreement.

SECTION 9. NOTICES. All necessary notices or correspondence required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given when hand delivered or when mailed postage prepaid by first class certified mail, return receipt requested:

If  to  Client:

     LEGALOPINION.COM
TWO  UNION  SQUARE
601  UNION  STREET  -  42ND  FLOOR
SEATTLE,  WASHINGTON  98101

If  to  Agency:

     VENTURE  CAPITAL  MEDIA,  LTD.
46  MICOUD  STREET
CASTRIES,  SAINT  LUCIA
WEST  INDIES

SECTION 10. PUBLIC ANNOUNCEMENTS. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party, which consent shall not unreasonably be withheld.

SECTION 11. ATTORNEY'S FEES. If either party hereto shall breach any of the terms hereof, such party shall pay to the non-defaulting party all of the non-defaulting party's costs and expenses, including reasonable attorneys' fees, incurred by such party enforcing the terms of this Agreement.

SECTION 12. BENEFIT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement shall be construed to create any rights in third parties as third party beneficiaries or otherwise. This Agreement shall not be assigned to any party without the prior written consent of the other party, but no such assignment shall relieve the assigning party of its obligations.

SECTION 13. FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by either party hereto, such party shall not be liable or responsible for any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws and regulations or any other cause whatsoever beyond the control of such party.

SECTION 14. AMENDMENT AND WAIVER. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any amendment or waiver will be binding on Client only if such amendment or waiver is set forth in a writing executed by Client, and provided that any amendment or waiver will be binding upon Agency only if such amendment or waiver is set forth in a writing executed by Agency. The waiver of any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

SECTION 15. CONSTRUCTION & APPLICABLE LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York as if the Agreement were fully executed and performed under the laws of the State of New York so that the principles of conflicts of laws would not apply.

SECTION 16. SEVERABILITY. Should any provision of this Agreement be determined to be invalid, illegal or unenforceable by a court of competent jurisdiction, then such provision shall be amended by the parties hereto so as to make it valid, legal and enforceable but keeping it as close to its original meaning as possible. The invalidity, illegality or unenforceability of any provision shall not affect in any manner the other provisions herein contained, which remain in full force and effect.

SECTION 17. GRAMMATICAL USAGE. Throughout this Agreement, reference to the neuter gender shall be deemed to include the masculine and feminine, the singular the plural and the plural the singular, as indicated by the context in which used.

SECTION 18. HEADINGS; CONTEXT. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

SECTION 19. COUNTERPARTS. This Agreement may be executed in numerous counterparts, all of which shall be considered one and the same agreement.

SECTION 20. ENTIRE AGREEMENT. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter of this Agreement and supersedes all prior agreements, representations and warranties of the parties as to the subject matter of this Agreement.

     BY CAUSING THIS AGREEMENT TO BE EXECUTED HERE BELOW, THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AGREEMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

     IN WITNESS WHEREOF, Agency and Client have executed this Agreement in multiple duplicate originals.

AGREED TO & ACCEPTED BY:                                AGREED TO & ACCEPTED BY:

VENTURE  CAPITAL  MEDIA,  LTD.          LEGALOPINION.COM

By:  ________/S/_________ Date May 5, 2000     By: ___________/S/__________ Date
April  17,  2000
NICHOLAS  JOHN  ,  SECRETARY                  JOHN  MARENCIK,  PRESIDENT  &  CEO
and  not  individually                        and  not  individually

______/s/_______________________   _________/s/__________________________
Witness                                  Witness

ST.  LUCIA                                   PROVINCE  OF  BRISTISH  COLUMBIA
CASTRIES,  SS.

MAY  5,  2000                                APRIL  17,  2000

Hewanorra Corporate Secretary, Ltd., Secretary     John Marencik, President &
                                                   CEO  of legalopinion.com
of  Venture Capital Media, Ltd., personally        personally appeared before
appearedbefore  me  and acknowledged his           me and acknowledged his
execution of the foregoing instrument              execution of the foregoing
to be the free act and deed of Venture             instrument to be the free
Capital Media,  Ltd.                               act and deed of
                                                   legalopinion.com, a Nevada
                                                   corporation.
Before  me,                                        Before  me,

___________/S/______________               ___________/S/_____________________
Delia  Daniel                              F.  Spelling
Notary  Public                             Notary  Public
My  commission  does  not  expire:         My Commission expires: N/A

                                  ADDENDUM "A"


     CERT.  #               ISSUE  DATE                    SHARES  ISSUED
     --------               -----------                    --------------

7293                    11/30/1999                              1,333,333
7294                    11/30/1999                                333,333(1)
7330                    12/17/1999                              2,000,001
7331                    12/17/1999                                250,000
7332                    12/17/1999                                250,000
7333                    12/17/1999                                666,667
7334                    12/17/1999                                 83,333
7335                    12/17/1999                                 83,333


                (1) INDICATES CERTIFICATE ON DEPOSIT WITH THREE EFF

                            Exhibit to Proposal No. 5

                       2000 COMPENSATORY STOCK OPTION PLAN
                                legalopinion.com

                       2000 COMPENSATORY STOCK OPTION PLAN

1.       Purpose  of  this  Plan.

          This Compensatory Stock Option Plan ("Plan") is intended as an employment incentive, to aid in attracting and retaining in the employ or service of legalopinion.com ("Company"), a Nevada corporation, and any Affiliated company, persons of experience and ability and whose services are considered valuable, to encourage the sense of proprietorship in such persons, and to stimulate the active interest of such persons in the development and success of the Company. This Plan provides for the issuance of non-statutory stock options ("CSOs" or "Options") which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). Certain other terms also are defined in Paragraph 17 and elsewhere of this Plan.

2.       Administration  of  this  Plan.

          The Company's Board of Directors ("Board") may appoint and maintain as administrator of this Plan the Compensation Committee ("Committee") of the Board which shall consist of at least two members of the Board. At any time that the Committee is not duly constituted, the Board itself shall have and fulfill the duties herein allocated to the Committee. The Committee shall have full power and authority to designate Plan participants, to determine the provisions and terms of respective CSOs (which need not be identical as to number of shares covered by any CSO, the method of exercise as related to exercise in whole or in installments, or otherwise), including the CSO price, and to interpret the provisions and supervise the administration of this Plan. The Committee may in its discretion provide that certain CSOs not vest (that is, become exercisable) until expiration of a certain period after issuance or until other conditions are satisfied, so long as not contrary to this Plan.

          A majority of the members of the Committee shall constitute a quorum. All decisions and selections made by the Committee pursuant to this Plan's provisions shall be made by a majority of its members. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it deems advisable. Each Option shall be evidenced by a written agreement containing terms and conditions established by the Committee consistent with the provisions of this Plan.

3.       Designation  of  Participants

          Only Employees as defined in sections 6.b and 17.g shall be eligible for participation in this Plan. The Committee shall have full power to designate, from among eligible individuals, the persons to whom CSOs may be granted. A person who has been granted a CSO hereunder may be granted an additional CSO or CSOs, if the committee shall so determine. Persons eligible under this Plan additionally may be granted one or more options under any other compensation or stock option plan or awarded shares under any other benefit plan of the Company. No Option shall confer any right upon the Optionee with respect to the continuation of his employment (or his position as an Employee) with the Company or any Affiliated Company, and shall not interfere with the right of the Company or any Affiliated Company to terminate such relationship(s) at any time in accordance with law and any agreements then in force.

4.       Stock  Reserved  for  this  Plan.

          Subject to adjustment as provided in Paragraph 9 below, a total of 3,000,000 Shares of Common Stock of the Company ("Option Stock" or "Option Shares") shall be subject to this Plan. The Option Stock subject to this Plan shall consist of unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company or any Affiliated Company, and such number of Option Shares shall be and is hereby reserved for sale for such purpose. Any Option Shares which may remain unsold and which are not subject to outstanding CSOs at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any CSO expire or be cancelled prior to its exercise in full, the unexercised Option Shares theretofore subject to such CSO may again be subjected to a CSO under this Plan.

5.       Option  Exercise  Price.

          The purchase (grant) price of each share of Option Stock made subject to an Option shall be equal to 80% of the market price based upon the average trading price during the four week period ending on the Friday before the Option is exercised.

6.       Exercise  Period;  Vesting.

          (a) An Option shall have a term of not more than five (5) years from the date of grant and shall automatically terminate:

                     (i) Upon termination of the Optionee's employment with the Company for cause;

                     (ii) At the expiration of a period to be determined by the Committee at the time of grant which is not to exceed six (6) months following the date of termination of the Optionee's employment with the Company without cause for any reason other than death; provided that if no such period is specified in the Option, the Option shall automatically terminate thirty days following termination of Optionee's employment; provided, further, that if the Optionee dies within such period, subclause (iii) below shall apply; or

                     (iii) At the expiration of twelve (12) months after the date of death of the Optionee; provided, that the Committee may in its discretion provide that any Option not be exercisable after the Optionee's death or may be exercised for a further period which shall be not less than twelve months.

                     (iv) Unless otherwise specified in the Option, if termination is due to the Optionee's "permanent and total disability" within the meaning of Section 422(c)(6) of the Code, an Option may be exercised at any time within twelve (12) months following termination of employment or the relationship.

          (b) "Employee" and "Employment with the Company" as used in this Plan shall include employment or relationship as an officer, director, employee, consultant or adviser with the Company or any Affiliated Company in any such capacity, even if employment or engagement in another capacity ceases. Options granted under this Plan shall not be affected by an employee's transfer of employment among the Company and any one or more Affiliated Companies. An
Optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave or sick leave. As to consultants, advisers or other non-employee providers of services, employment with the Company shall be deemed to cease upon formal termination of the Optionee's engagement.

          (c) Each Option may be made exercisable (that is, vest) in whole or in installments, cumulative or otherwise, during its term, or subject to other restrictions or limitations. Unless otherwise set forth in the granting resolution, an Option shall vest immediately upon grant. If an Option is made to vest over time, any portion not vested at the time of termination of employment or relationship as an Employee with the Company shall lapse as if never granted. Nothing contained in this Section shall be construed to extend the term of any Option or to permit anyone to exercise an Option after expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the Optionee's employment or the relationship.

7.       Exercise  Options.

          (a) The Committee, in granting CSOs, shall have discretion to determine the terms upon which CSOs shall be exercisable, subject to applicable provisions of this Plan. Once available for purchase, unpurchased Option Shares shall remain subject to purchase until the CSO expires or terminates in accordance with Paragraph 6 above. Unless otherwise provided in the CSO, a CSO may be exercised in whole or in part, one or more times, but no CSO may be exercised for a fractional share. Resulting fractions shall be rounded up or down, as appropriate.

          (b) CSOs may be exercised solely by the Optionee or a permitted transferee during his lifetime or by a spouse or former spouse pursuant to a qualified domestic relations order, or if the Option permits, after his death (with respect to the number of shares which the Optionee could have purchased at the time of death) by the person or persons entitled thereto under the decedent's will or the laws of descent and distribution.

          (c) The purchase price of the Option Shares as to which a CSO is exercised shall be paid or delivered in full at the time of exercise and no Option Shares shall be issued until full payment is made therefore. Payment shall be made by any one or more of the following means:

                     (i) in cash, represented by bank or cashier's check, certified check or money order, or made by bank wire transfer;

                     (ii) by offsetting against the purchase price of a cash obligation of the Company which is both liquidated (meaning the dollar amount is fixed and known or easily determinable) and uncontested;

                     (iii) with the prior approval of the Committee, by delivering shares of the Company's Common Stock which have been beneficially owned by the Optionee, the Optionee's spouse or both of them, for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock"), the Delivered Stock to be valued by the Committee in good faith at its Fair Market Value on the date of exercise;

                     (iv) with the prior approval of the Committee, by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the Nasdaq National Market System, the Nasdaq Small Cap Market or a national securities exchange, with an aggregate Fair Market Value on the date of exercise equal to or greater than the exercise price of the Option Shares being purchased under the Option ("Other Shares"); or

                     (v) with the prior approval of the Committee, by delivering to the Company the Optionee's personal recourse promissory note, adequately secured by property other than the Option Shares thereby purchased, containing such terms and conditions as the Committee shall determine.

          (d) An Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Option Shares purchasable upon exercise of an Option unless and until certificates evidencing such shares shall have been issued by the Company to him, her or it.


8.       Non-Transferability  of  Options.

           No Option shall be assignable or otherwise transferable except by will or by operation of law, pursuant to a qualified domestic relations order (as defined in Rule 16b-3 of the Securities and Exchange Commission, or any successor rule), or pursuant to Title I of the Employee Retirement Income Security Act of 1974, as amended (ERISA), or rules thereunder. No CSO shall be pledged or hypothecated in any manner, whether by operation of law or otherwise, nor be subject to execution, attachment or similar process. The same restrictions on transfer or assignment shall apply to any heirs, devisees, beneficiaries, legal representatives or other persons acquiring this Option or an interest herein under such an instrument or by operation of law. Any attempt to transfer or otherwise dispose of an Option in contravention of its terms shall void the Option.

9.       Reorganization  and  Recapitalization  of  the  Company.

          (a) No Limit Imposed on Corporate Powers. The existence of this Plan and Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures or other indebtedness, or any preferred or prior preference stocks senior to or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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          (b)     Certain Adjustments to be Made. The Option Shares with respect to which Options may be granted hereunder are shares of the Common Stock of the Company as currently constituted. In certain instances, the number of shares purchasable upon exercise of Options and the exercise price shall be adjusted as provided herein. All adjustments made under this Section shall be made by the Committee in good faith in its sole discretion. Every adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the exercise price per share and numbers (and if applicable, kind) of share purchasable.

          (c) Stock Splits, Stock Combinations, Etc. If, and whenever, prior to delivery by the Company of all of the Option Shares which are subject to Options granted hereunder, the Company shall effect a split or combination of the Common Stock or other capital readjustment, the payment of a Common Stock dividend, or recapitalization, reclassification or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then the number of Option shares available under this Plan and the number of Option shares with respect to which Options granted hereunder may thereafter be exercised shall (i) in the event of an increase in the number of outstanding shares of Common Stock, be proportionately increased , and the cash consideration payable per share shall be proportionately reduced; and (ii) in the event of a reduction in the number of outstanding shares of Common Stock, be proportionately reduced, and the cash consideration payable per share shall be proportionately increased.

          (d) Certain Other Changes in the Common Stock. If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, share exchange or other business combination in which the Company is the surviving parent corporation, appropriate adjustment shall be made by the Committee in the number and kind of shares for which Options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised Options shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event.

          (e) Certain Defined Reorganization. For purposes of this Section, the term "Reorganization" shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company, and the term "Reorganization Agreement" shall mean a plan or agreement with respect to a Reorganization. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options, or the shares subject thereto, in any Reorganization Agreement which it does adopt. In the event of a Reorganization (as hereinafter defined), then,

                     (i) If there is no Reorganization Agreement, or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or,

                     (ii) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan of Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

                     (iii) The Committee shall provide to each Optionee then holding an outstanding and unexercised Option not less than thirty (30) calendar days' advance written notice of any date fixed by the Committee pursuant to this Section 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each Optionee shall have the right during such period to exercise his Option only to the extent that the Option was exercisable on the date such notice was provided to the Optionee.

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

          (f) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

          (g) No Adjustments to be Made. Except as expressly provided above, the Company's issuance of shares of its capital stock of any class, or securities convertible into shares of its capital stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into or exchangeable for shares of capital stock or other securities of the Company, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Option shares subject to CSOs granted hereunder or the purchase price of such shares.

10.     Purchase  for  Investment.

          Unless the Option Shares covered by this Plan have been registered under the Act prior to issuance, each person exercising a CSO under this Plan may be required by the Company to give a representation in writing that he is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

11.     Effective  Date  and  Expiration  of  this  Plan.

          This Plan shall be effective as of January 1,2000 the date of its adoption by the Board, and no CSO shall be granted pursuant to this Plan after its expiration. This Plan shall expire on December 31, 2005 except as to CSOs then outstanding, which shall remain in effect until they have expired or been exercised.

12.     Amendments  or  Termination.

          The Committee or Board may amend, alter or discontinue this Plan at any time in such respects as it shall deem advisable in order to conform to any change in any other applicable law, or in order to comply with the provisions of any rule or regulation of the Securities and Exchange Commission required to exempt this Plan or any CSOs granted thereunder from the operation of Section 16(b) of the Exchange Act, or in any other respect not inconsistent with Section 16(b) of the Exchange Act; provided, that no amendment or alteration shall be made which would impair the rights of any participant under any CSO theretofore granted, without his consent (unless made solely to conform such CSO to, and necessary because of, changes in the foregoing laws, rules or regulations), and except that no amendment or alteration shall be made without the approval of shareholders which would increase the total number of shares reserved for the purposes of this Plan (except as provided in Paragraph 9) or extend the expiration date of this Plan as set forth in Paragraph 11.

13.     Government  Regulations.

          This Plan, and the granting and exercise of CSOs hereunder, and the obligation of the Company to sell and deliver Option Shares under such CSOs, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.     Liability.

          No member of the Board of Directors or the Committee, nor any Employees or agents of the Company or any Affiliated Company shall be personally liable for any action, omission or determination made in good faith in connection with this Plan.

15.     Options  in  Substitution  for  Other  Options.

          The Committee may, in its sole discretion, at any time during the term of this Plan, grant new options to an Employee as defined under this Plan or any other stock option plan of the Company on the condition that such Employee shall agree to and surrender for cancellation one or more outstanding options which represent the right to purchase (after giving effect to any previous partial exercise thereof) a number of shares, in relation to the number of shares to be covered by the new conditional grant hereunder, determined by the Committee. The Employee's consent to the substitution of a new option plan must be obtained or the terms of this Option Plan shall remain in effect as to the Employee. Options may be granted under this Plan from time to time in substitution for similar rights held by employees of other corporations who are about to become employees of the Company or an Affiliated Company as a result of a merger or consolidation

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

of the employing corporation with the Company or an Affiliated Company, or the acquisition by the Company or an Affiliated Company of the assets of the employing corporation, or the acquisition by the Company or an Affiliated Company of stock of the employing corporation as the result of which such other corporation becomes an Affiliated Company.

16.     Withholding  Taxes.

          Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a CSO. The Company may require, as a condition to the exercise of a CSO, that the Optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect to have the Company withhold from the shares to be issued upon exercise of the option that number of shares having a Fair Market Value equal to the amount which the Company is required to withhold.

17.     Other  Definitions.

          Whenever used in this Plan, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

          a.        "Act"  means  the  U.S.  Securities Act of 1933, as amended.

          b. "Affiliated Company" means any Parent or Subsidiary of the Company.

          c. "Award" or "grant" means any grant of a CSO (Option) made under this Plan.

          d. "Board of Directors" means the Board of Directors of the Company. The term "Committee" is defined in Section 2 of this Plan.

          e. "Common Stock" or "Common Shares" means the common stock, $. par value per share, of the Company, or in the event that the outstanding Common shares are hereafter changed into or exchanged for different shares or securities of the Company or any other issuer, such other shares or securities.

          f. "Date of Grant" means the day the Committee authorizes the grant of a CSO or such later date as may be specified by the Committee as the date a particular grant will become effective.

          g. "Employee" means and includes the following persons: (i) executive officers, officers and directors (including advisory and other special directors) of the Company or an Affiliated Company, (ii) full-time and part-time employees of the Company or an Affiliated Company (iii) persons engaged by the Company or an Affiliated Company as a consultant, advisor or agent; and (iv) a lawyer, law firm, accountant or accounting firm, or other professional or professional firm engaged by the Company or an Affiliated Company.

          h.       "Optionee"  means  an  Employee  to  whom  a  CSO is granted.

          i. "Parent" means any corporation owning 50% or more of the total combined voting stock of all classes of the Company or of another corporation qualifying as a Parent within this definition.

          j. "Subsidiary" means a corporation in which more than 50% of the total combined capital stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

18.     Litigation.

          In the event that any Optionee or Optionee's successor should bring any lawsuit or other action or proceeding ("Action") against the Company or an Affiliated Company based upon or arising in relation to an Option, an Optionee, or successor, as the case may be, and the Optionee does not prevail in such Action, then the Optionee shall be required to reimburse the Company or

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

Affiliated Company's costs and expenses, including reasonable attorneys' fees, incurred in defending such action and appealing any award by a lower court.

19.     Miscellaneous  Provisions.

          The place of administration of this Plan shall be in the State of Washington (or subsequently, wherever the Company's principal executive offices are located), and the validity, construction, interpretation and effect of this Plan and of its rules, regulations and rights relating to it, shall be determined solely in accordance with the laws of the State of Nevada or subsequent state of domicile, should the Company be redomiciled. Without amending this Plan, the Committee may issue Options and Options Shares to Employees of the Company who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in this Plan but consistent with the purpose of this Plan, as it deems necessary and desirable to create equitable opportunities given differences in tax laws in other countries. All expenses of administering this Plan and issuing Option and Option Shares shall be borne by the Company.

          By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 1999 Compensatory Stock Option Plan of the Company.



DATED:


                                legalopinion.com



By:  _____Rae Meier______________              By:_____/s/_________
     Authorized  Officer                          Rae Meier
                                                  Secretary


                                legalopinion.com



                         CERTIFICATION OF PLAN ADOPTION



          I, the undersigned Secretary of this corporation, hereby certify that the foregoing Compensatory Stock Option Plan of this corporation was duly approved by the requisite number of holders of the issued and outstanding common stock of this corporation as of the date below.

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Date  of  Approval:



                                       /s/
                                     Rae Meier
                                    Secretary
                                       39
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